                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 8, 2004
                                                          ---------------


                           COMMISSION FILE NO. 1-11727



                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                      73-1493906
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)



            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



                                 (918) 492-7272
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits. See Exhibit Index.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein is being furnished under Item 9 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On January 8, 2004, we announced via press release that we plan to sell 7,000,000 common units in a public offering. We plan to use the net proceeds from the offering to pay a portion of the consideration related to the previously announced business combination with Energy Transfer Company. The closing of the offering is expected to occur immediately prior to the closing of the Energy Transfer transaction. The press release is attached as Exhibit No. 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HERITAGE PROPANE PARTNERS, L.P.
                                  BY:  U.S. Propane, L.P., its general partner
                                  BY: U.S. Propane, L.L.C., the general partner of U.S. Propane, L.P.


Date: January 8, 2004                  By: /s/ Michael L. Greenwood
                                          --------------------------------------
                                          Michael L. Greenwood
                                          Vice President and Chief Financial
                                          Officer and officer duly authorized
                                          to sign on behalf of the registrant

                                  EXHIBIT INDEX



EXHIBIT NO.                                 DESCRIPTION
-----------            ---------------------------------------------------------

   99.1                Press Release dated January 8, 2004.